EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ImproveNet, Inc., a Delaware corporation ( "ImproveNet") on Form 10-KSB, for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Jeffrey I. Rassas, Co-Chairman and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of ImproveNet.

ImproveNet, Inc.

/s/ Jeffrey I. Rassas
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Jeffrey I. Rassas
Chief Executive Officer

Dated: March 31, 2005